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Exhibit 99.1

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (hereinafter the "Agreement") is made this 26th day of February, 2003, by and between Geoffrey Perry 14 Crab Apple Lane Franklin, MA 02038 hereinafter referred to as "Perry" and Carol Dancer 26 Cynthia Lane Attleboro, MA 02703 hereinafter referred to as "Dancer"

         hereinafter together referred to as "Seller" and
Whitewing Environmental Corp.
730 Grand Avenue
Ridgefield, NJ 07657

         hereinafter referred to as "Buyer"

                              W I T N E S S E T H:

         WHEREAS, the Seller is the registered and beneficial owner of one hundred (100) shares of the stock (hereinafter the "Stock") of Advanced Recovery Solutions, Inc., a Delaware Corporation (hereinafter the "Corporation") constituting fifty (50%) percent of all the issued and outstanding capital stock of the Corporation; and

         WHEREAS, the Buyer is the registered and beneficial owner of one hundred (100) shares of the stock of Advanced Recovery Solutions, Inc., a Delaware Corporation (hereinafter the "Corporation") constituting the remaining fifty (50%) percent of all the issued and outstanding capital stock of the Corporation; and

         WHEREAS, the Buyer desires to purchase from Seller, and the Seller desires to sell to Buyer, the Stock for an aggregate purchase price defined below payable in the manner provided herein, subject to, and in accordance with the terms and conditions of this Agreement, resulting in the Buyer holding 100% of the issued and outstanding capital stock of the Corporation; and

         WHEREAS Seller, Buyer, and the Corporation are parties to a Shareholders' Agreement, dated September 19, 2001 (the "Agreement Date"), governing the stock of the Corporation (the "Shareholders Agreement");

         WHEREAS the Shareholders Agreement provides that, during the period commencing 18 months from the Agreement Date until September 19, 2004, Perry may demand that Buyer purchase his shares in the Corporation, and that, if Perry does not make such demand, then Buyer shall purchase Perry's shares in the Corporation on or about September 19, 2004;

         WHEREAS the Shareholders Agreement further provides that, at any time after the period commencing 18 months from the Agreement Date, Dancer may demand that Buyer purchase her shares in the Corporation;

         WHEREAS the Shareholders Agreement further provides that: (i) the purchase price for Perry's and Dancer's shares in the Corporation would be "the agreed value per share, on the valuation date, multiplied by the number of shares to be purchased;" (ii) "[t]he agreed value per share shall be the value of the Corporation divided by the number of shares issued and outstanding;" and
(iii) "[t]he value of the Corporation shall be determined by applying a multiple of 4 times the corporate earnings before interest, taxes, depreciation and amortization (EBITDA) on the valuation date" as that term is defined in the Shareholders Agreement;

         WHEREAS the parties intend that the purchase price under this Agreement shall, at a minimum, equal the value of the purchase price that would have been paid to Perry and Dancer under the Shareholders Agreement;

         WHEREAS the parties understand that the component of the purchase price under this Agreement consisting of 2,000,000 shares of Whitewing common stock is based on the parties' expectation that the shares of Whitewing will appreciate significantly due to the capital that Whitewing intends to inject into the Corporation following the execution of this Agreement;

         NOW THEREFORE, in consideration of the facts recited hereinabove and the mutual promises and covenants set forth herein, and desiring to be legally bound hereby, the parties hereto agree as follows:


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1. PURCHASE AND SALE OF STOCK.

Buyer hereby purchases from the Seller and the Seller hereby sells to the Buyer of one hundred (100) shares of the stock of the Corporation subject to the terms and conditions as provided in this Agreement. The date on which the stock is transferred shall sometimes be referred to hereinafter as the "Closing Date."

2. PURCHASE PRICE & Payment.
The Purchase Price for the Stock is payable by the Buyer to the Seller on the Closing Date as follows:

         2.1. At closing, Two Million (2,000,000) Shares of the Common Stock of Whitewing Environmental Corp.

         2.2. $250,000.00 cash payable as follows:

                  2.2.1. Cash at closing in the amount of fifty thousand ($50,000.00) dollars;

                  2.2.2. Buyer shall execute and deliver to the Seller a promissory note in the form attached hereto as Exhibit A (the "Note and Security Agreement") in the principal amount of $173,121.56 bearing the following terms:

                  a.       36 months with monthly payments of $5,555.56
                  b.       7.5% interest.
                  c. Payments commence on a certain date 6 months after closing.
                  d. 5% late payment penalty for payments made more than 15 days from their due date. e. 2% per month interest on payments over 30 days overdue.
                  f. Security in the form of 100 shares of ARS. Security provisions shall provide that for every two thousand five hundred ($2,500.00) dollars in payments, one (1) shares of stock shall be released from escrow to the Buyer. Upon the delivery of the final payment, all shares shall be released to the Buyer. Upon default that is not cured within the time frames set forth in the Note, the shares then remaining in escrow shall be released to the Seller.

         2.3. Allocation of the Purchase Price. The purchase price shall be allocated as follows:

                  Geoffrey Perry - 56%
                  Carol Dancer - 20%
                  Joanne McKinney - 16%
                  Edwin Humphries - 8%

3. EFFECT ON SHAREHOLDER'S AGREEMENT - CORPORATE GOVERNANCE.

         3.1. At closing, Seller will deliver a written consent to the termination of the existing Shareholder's Agreement.

         3.2. The Parties will execute a Director's consent to amend Article IV,
Section 1 of the Corporation's By-Laws to provide for a board of up to 5 individuals.

         3.3. Perry and Dancer shall each have the right to name one member of the board. At the end of their respective employment terms, such right will terminate.

4. CONDITIONS TO SELLER'S CONSUMMATION OF THE SALE.

Seller's obligation to consummate the sale is subject to the satisfaction of, or waiver pursuant to Section 11.8 below, of the following conditions:

         4.1. Injection of $200,000.00 of working capital into the Corporation by Buyer within 30 days of signing of this Agreement. Buyer to be credited for amounts injected after the execution of the Letter of Intent dated January 17, 2002;

         4.2. Agreement to hire sales assistant immediately;

         4.3. Execution of a mutually acceptable Employment Contract for Geoffrey Perry for a term of three years;


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         4.4. Execution of a mutually acceptable Employment Contract for Carol
Dancer for a term of three years;

         4.5. Agreement on the form of documents to affect the transaction including, but not limited to, stock transfer documents and promissory notes.

         4.6. At closing, the delivery by the Company to Geoffrey Perry, in his capacity as President of Cellutech, Inc., of the following:

                  4.6.1. full and final payment for equipment purchase (approximately $28,000.00)
                  4.6.2. full and final payment for inventory (approximately $31,000.00)

5. EFFECT OF SATISFACTION OF PRE-CLOSING CONDITIONS.

Upon acceptance of the items set forth in the pre-closing conditions described in section 4 above, all prior defaults of any agreements between the parties by Buyer shall be deemed cured and any remedies or choses in action accruing to Seller shall be deemed waived. This cure of default and waiver of remedies shall not constitute a precedent, nor bind the Seller to a waiver of any other term, provision or condition of this or any other agreement or any other succeeding breach of the same or any other term, provision or condition hereof.

6. REPRESENTATIONS AND WARRANTIES OF BUYER.

In connection with the transaction contemplated by this Agreement, Buyer makes the following representations and warranties, which shall be true and correct as of the date hereof, except as affected by any transactions contemplated by this
Agreement:

         6.1. Authorization. The Buyer is a Delaware Corporation with full power and authority, as reflected in appropriate resolutions of its board of directors, to carry out the transactions contemplated by this Agreement.

         6.2. Binding Obligation. This Agreement constitutes a legal, valid, and binding obligation of the Buyer, enforceable in accordance with its terms and conditions, except as such enforceability may be limited by laws of bankruptcy, or reorganization, moratorium or other similar laws affecting creditors' rights generally.

         6.3. Purchase of Stock Not for Resale Purposes. Buyer is not purchasing the stock with a view to, or for resale in connection with, any distribution of securities, and Buyer has no intention of selling, assigning, pledging, giving, transferring or otherwise disposing of any of the Stock.

7. REPRESENTATIONS AND WARRANTIES OF SELLER.

In connection with the transactions contemplated by this Agreement, Seller makes the following representations and warranties, which shall be true and correct as of the date hereof:

         7.1. Authorization. The Sellers are individual persons over the age of eighteen (18) years with full power and authority to carry out the transactions contemplated by this Agreement.

         7.2. Authorized and Issued Shares. Seller owns one hundred (100) shares of common stock of the Corporation. Said one hundred (100) shares have been validly issued to Seller, without violation of any preemptive rights, and presently outstanding and are fully paid and non-assessable, and are owned of record and beneficially by the Seller.

         7.3. Title to Shares. The Seller has legal title to, beneficial ownership of, and full power and authority to sell to Buyer the Stock as contemplated by this Agreement, free and clear of all liens, encumbrances, restrictions, equities charges, claims, defects of title, options or other purchase rights.

         7.4. Liabilities. As of the date hereof, the Seller has disclosed to Buyer all material liabilities of any nature whatsoever, whether fixed or contingent, of the Corporation.

         7.5. Litigation. The Corporation is not a party to any suit or any administrative, arbitration or other legal action or proceeding; and the Seller has no knowledge or belief nor any information which would give rise to a belief, that any litigation or other legal action, notice of violation or other proceeding is threatened against the Corporation or its business, properties, and assets.


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         7.6. Loss of Customers/Material Adverse Change in Business. The Seller
has received no notice or information from customers, suppliers or other persons that the Corporation will lose any customers after the Closing Date (as defined in Section 10.1 below).

         7.7. Tax Notices. The Corporation has not received any notices from the Internal Revenue Service or the Delaware Division of Taxation that states or implies that the Corporation has in any way violated a statute, rule or regulation of either entity. The Seller has no knowledge or belief nor any information which would give rise to a belief that a violation is threatened against the Corporation.

         7.8. All Information Accurate. All of the ledgers, notes, minutes, tax returns, records and other documents pertaining to the Corporation have been delivered to Buyer by Seller. Seller represents that to the best of seller's knowledge all said information accurately and fairly reflects the financial condition and general status of the Corporation in all material respects.

         7.9. No Stock Options. There are no outstanding stock options, stock warrants, stock rights or agreements of any nature which would actually or potentially permit the Seller or any other person to acquire any issued or un-issued shares of Stock of the Corporation.

         7.10. Tax Returns Filed. All of the tax returns which were required to be filed on behalf of the Corporation, including, but not limited to, year end tax returns, quarterly tax, estimated income tax returns, sales tax returns, and federal and state payroll tax returns were in fact filed by the Corporation in a manner satisfactory to the Internal Revenue Service and the New Jersey Division of Taxation and all taxes due thereon where paid in full.

8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

The representations and warranties set forth in Section 6 above and Section 7 above shall survive the occurrence of the Closing for a period of two (2) years.

9. THE BUYER'S SET-OFF.

In the event that the Buyer should incur any liabilities, deficiencies, costs, expenses, damages or losses, including without limitation reasonable attorney's fees as a result of (i) any breach of the representations and warranties contained in Section 7 above, or (ii) any default by the Seller in the performance of any of the covenants and/or agreements made by the Seller herein, such liabilities, deficiencies, costs, expenses, damages or losses (hereinafter referred to as "Liabilities"), Buyer shall have the right to set-off, recoup, and recover such Liabilities (such set-off, recoupment, and recovery hereinafter referred to as the "Buyer's Set-Off"), pro rata and in equal amounts, from and against the next succeeding payments due pursuant to the Note, such payments being reduced, dollar-for-dollar, by the amount of the Buyers Set-Off shall be credited dollar-for-dollar in Seller's favor against Seller's obligations to indemnify and hold harmless.

10. CLOSING.

         10.1. Time and Place of Closing. Closing with respect to this transaction shall be held at the offices of Buyer, 730 Grand Avenue, Ridgefield, New Jersey, at 2:00 P.M. on the 26th day of February, 2003 (the "Closing Date").

         10.2. Effect of Closing on Shareholders Agreement. As of the date of closing, any shareholders agreement then in existence by and between the Sellers shall be cancelled by the parties and shall thereafter be of no further force or effect with respect to the parties.

         10.3. Items to be Delivered at Closing.

                  10.3.1. Buyer will deliver to Seller the following:

                  a. Letter of instruction to Whitewing's transfer agent authorizing issuance of shares pursuant to paragraph
                           2.1 above
                  b.       Payment pursuant to the terms of paragraph 2.2 above;
                  c.       Promissory Note pursuant to the terms of paragraph
                           2.2.2 above;
                  d. Appropriate form of indemnification and hold harmless agreement with respect to any personal guarantees made on behalf of Advanced Recovery Solutions by Sellers, in the form attached hereto as Exhibit C ("Indemnification Agreement").


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                  e.       Employment Contract for Geoffrey Perry in the form
                           attached hereto as Exhibit D ("Perry Employment Agreement").
                  f. Employment Contract for Carol Dancer in the form attached hereto as Exhibit E ("Dancer Employment Agreement").

                  10.3.2. Seller will deliver to Buyer the following:

                  a. Endorsed share certificates from the Sellers granting Thomas A. Cattani, Buyer's agent and attorney, power of attorney to transfer shares to Buyer on the books of the Corporations;
                  b. Appropriate indemnifications from Seller regarding claims, liabilities, and litigation;
                  c. Executed Agreement effecting termination of Shareholder's Agreement.
                  d.       Executed director's consent to amend Article IV,
                           Section 1 of the Corporation's By-Laws to provide for a board of up to 5 individuals.

11. GENERAL PROVISIONS.

         11.1. Headings. The headings of this Agreement are for convenient reference only and shall not affect in any manner any of the terms and conditions hereof.

         11.2. Governing Law. This Agreement shall be deemed to be made in the State of New Jersey and shall be governed and construed in accordance with the laws of the State of New Jersey.

         11.3. Notices. All notices and/or communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given at the time when mailed by registered or certified mail, return receipt requested, or by overnight delivery services requiring signature of the receiving party, or when delivered in person, or upon a receipt of a facsimile transmission (provided that the recipient specifically acknowledged receipt of such facsimile by return facsimile transmission), addressed to the address below stated of the party to which notice is given, or to such changed address as such party may have fixed by notice.

                  11.3.1. If to TRS:

                                    Thomas A. Cattani, Esq.
                                    Whitewing Environmental Corp.
                                    730 Grand Avenue
                                    Ridgefield, NJ 07657
                                    Tel:    (201) 943-0800
                                    Fax:    (201) 943-2023

                  11.3.2. If to Perry:

                                    Geoffrey Perry
                                    Complete Spill Solutions
                                    125 Washington Street, Unit 5
                                    Foxborough, MA  02035
                                    Tel:    (800) 575-5945
                                    Fax:    (508) 543-3629

                  11.3.3. If to Dancer:

                                    Carol Dancer
                                    Complete Spill Solutions
                                    125 Washington Street, Unit 5
                                    Foxborough, MA  02035
                                    Tel:    (800) 575-5945
                                    Fax:    (508) 543-3629

         11.4. Assignment. This Agreement shall not be assigned by any party without the consent of each other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         11.5. Entire Agreement. This Agreement contains the entire Agreement of the parties hereto with respect to the transaction contemplated herein and supersedes all other written or oral provisions, negotiations, commitments and understandings.


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         11.6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns, provided that neither the benefits nor obligations may be assigned without the express written consent of the other party.

         11.7. Amendment/Modification. This Agreement may be amended, modified, or supplemented only by an agreement in writing signed by all of the parties.

         11.8. Waiver. Any of the terms or conditions of this Agreement may be waived at any time prior to the Closing by the party that is entitled to the benefit thereof. No waiver on the party of any of the parties hereto of any term, provision or condition hereof or breach thereof shall constitute a precedent, nor bind any party hereto to a waiver of any other term, provision or condition of this agreement or any other succeeding breach of the same or any other term, provision or condition hereof.

         11.9. Further Assurances. Each of the parties shall, from time to time, at the reasonable request of the other party or of said party's representative, execute, acknowledge or deliver in proper form, and document, instrument, agreement or other writing necessary to perfect the consummation of the Agreement in accordance with the terms herein. All costs in connection with the aforementioned shall be borne by the party requesting the execution, acknowledgement or delivery of the document, instrument, agreement or other writing.

         11.10. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and such instrument, for convenience and recital purposes, shall be deemed to have been made, executed and delivered as of the date first above written, irrespective of the time or times when the same or any counterparts hereof may be made, executed and delivered. Facsimile versions of signed documents shall be deemed to be original documents for the purpose of closing.

         11.11. Severable. It is the intention of the parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies of each jurisdiction in which such enforcement is sought, but that the unenforceability (or the modification to conform with such laws or public policies) of any provisions hereof, shall not render unenforceable or impair the remainder of this Agreement. Accordingly, if any provision of this Agreement shall be determined to be invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision and to alter the balance of this Agreement in order to render the same valid and enforceable to the fullest extent permissible.

         11.12. Professional Expenses. All expenses for legal and other professional services rendered for the benefit of the seller in connection with the transactions contemplated in the Agreement shall be paid by the Seller. All expenses for legal and other professional services to Buyer in connection with the transactions contemplated in the Agreement shall be paid by Buyer.



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         IN WITNESS WHEREOF, Buyer and Seller have duly executed this Agreement as of the day and year first above written.


WITNESS:

                                          Whitewing Environmental Corp.

/s/ Norman Raben                          By: /s/ Joseph Bianco
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Norman Raben, Secretary                       Joseph Bianco, Chairman



                                              /s/ Geoffrey Perry
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                                              Geoffrey Perry


                                              /s/ Carol Dancer
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                                              Carol Dancer